Treasury shares	12 Months Ended
Dec. 31, 2018
Treasury shares
Treasury shares

22. Treasury shares

On November 17, 2015, the Company’s board of directors approved a share repurchase program whereby the Group may purchase its own ADSs with an aggregate value of up to US$300 million over the following 24-month period, ending on November 16, 2017. As of December 31, 2016, the Group has repurchased 1,614,135 shares from the market in the consideration of approximately RMB844,711 in aggregate. Part of the considerations for the repurchase of shares in the amount RMB194, 514 were only settled during the year ended December 31, 2016. As of December 31, 2018, the Group has no outstanding treasury shares.

During the years ended December 31, 2016, 2017 and 2018, 257,217,  1,356,918 and nil, representing the full amount of the treasury shares in aggregate respectively, was re-issued to employees of the Group for the purpose of share awards.